[ILLEGIBLE]                                                        EXHIBIT 10.31

                               FIRM GAS SERVICE
                         EXTENSION AGREEMENT (RATE 120)

THIS AGREEMENT, made and entered into this 7th day of JUNE, 2006, by and between MONTANA-DAKOTA UTILITIES CO. a Division of MDU Resources Group, Inc., a Delaware Corporation, 400 North Fourth Street,

Bismarck, North Dakota, hereinafter called "Company" and Red Trail Energy LLC hereinafter called "Customer" whether one or more.

WHEREAS,Customer has requested that Company provide natural gas service to Customer at the following location:

County of Stark.                    State of North Dakota and

WHEREAS, such service will necessitate the construction by Company of a gas main extension and the installation of the necessary facilities.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, it is hereby agreed as follows:

1. Company agrees to construct and install said natural gas Project in accordance with the Firm Gas Service Extension Policy Rate 120 and Customer agrees that, prior to construction of same, Customer will pay to Company the required cost participation for the Project, in the sum of $137,384.67 to be paid as follows:

      Irrevocable Letter of Credit

2. It is further agreed that after facilities have been placed in service, Company shall recalculate the Customer's cost participation as outlined below.

          Final Actual Cost of Project                            $
                                                                   -----------

          Less Maximum Allowable investment(per Rate 120)         $
                                                                   -----------

          Final Cost Participation                                $
                                                                   -----------

          Preliminary Cost Participation                          $ 137,384.67
                                                                   -----------

          Difference to be:[ ] Paid to Company                    $
                                                                   -----------

                           [ ]  Refunded to Customer              $
                                                                   -----------


3. Interest will be paid by Company to Customer on any refunds made to Customer who has made a cash contribution for the Project. On any refund amounts, interest will be calculated annually by the Company at the rate required pursuant to the Firm Gas Service Extension Policy Rate 120 applicable in the state in which the project is located.

4. "Project", as used in this Agreement, shall include the gas main extension(s), valves, service stub(s), or service line(s) complete where applicable, any required payments made by the Company to the transmission pipeline company to accommodate the extension(s) and other costs excluding the distribution meter and regulator.

5. This Agreement applies only to Company-owned facilities and does not apply to Customer-owned facilities. Company shall not be liable for any damages on account of injury to or death of persons, or damage to property, due to the operation, maintenance, repair or replacement of customer-owned piping and equipment. All duties and liabilities in this respect are assumed by the Customer.

6. The following additional terms and conditions shall apply to Company's construction of a gas main and installation of the necessary facilities as follows:

      This agreement covers the firm load of 7 mcfh (on average 5110 mcf per month) and is the first gas through the meter each month. See A of this document for further stipulations. Load in excess of 7 mcfh is interruptible and is covered under separate agreement. A cash payment of $3500 will be made to MDU prior to start of construction to cover necessary meter instrumentation. In addition a phone line and 110 volt electric line will be provided at the customers expense to the meter point for the Interruptible service.

7. The following documents are attached hereto, and incorporated herein, as part of the Agreement:

            a.    Estimate of construction costs

            b.    Map showing the route of the extension

            c.    Economic analysis of the extension

            d.    Firm Gas Service Extension Policy, effective date DEC 12th
                  2002

8. This Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and assigns; but the assignment of this Agreement by either party shall not relieve such party, without the written consent of the other, from any of the obligations undertaken by this Agreement. Further, this Agreement shall expire on December 1, of the year in which it was signed by the Company, or on the following date_______, whichever is later if construction of the extension has not begun. If the Agreement expires, Company will refund any deposit made by Customer end, thereafter, all parties shall be relieved from any and all further liability in connection with this Agreement.

      a. If, within the five-year period after the extension(s) in service date, the number of active customers and related volumes exceeds the projections used in the economic analysis, the Company shall recompute the participation requirement by recalculating the maximum allowable investment, in accordance with the Firm Gas Service Extension Policy Rate 120. No refund shall be made by Company to Customer until the new applicants begin taking service from the Company.

      b. If after the aforementioned five-year period, the Customer's participation amount of $137,384.67 has not been fully refunded by that time, the obligation of the Company to make refunds shall cease. In no event, shall the total amount of refunds exceed the amount paid to Company hereunder.

                                   MONTANA DAKOTA UTILITIES CO.
                                   A Division of MDU Resources Group. Inc.

/s/ Mick T. Miller    6-7-06            Ed Williams for RB              6/9/06
----------------------------            --------------------------------------
Customer              Date              Region Manager                  Date

      Attachment "A" (Red Trail Energy LLC Firm Gas Extension Agreement)

   Annually after the in service date of the constructed natural gas line the maximum allowable investment will be recalculated in accordance with Firm Gas
  Service Extension Policy Rate 120. If it is found that firm gas has not been used at the annual rate of 61320 mcf for the previous year a cash payment or draw against the letter of credit will be made to the Company to cover the cost of construction. At the discretion of the Company if a partial payment may be negotiated annually but in no case will this process extend beyond the expiration date of the letter of credit or as prescribed in the Firm Gas
                           Extension Policy Rate 120.

[LOGO] FIRST NATIONAL BANK                          International Trade Services
                                                    1620 Dodge Street
                                                    Omaha NE 68197
                                                    402.341.0500
                                                    SWIFT: FNBOUS44

JUNE 7, 2006

IRREVOCABLE STANDBY LETTER OF CREDIT
LETTER OF CREDIT NO. STB06200038

BENEFICIARY:
MONTANA - DAKOTA UTILITIES CO.
400 NORTH FOURTH STREET
BISMARCK, ND 58501

GENTLEMEN,

WE HEREBY ESTABLISH OUR IRREVOCABLE LETTER OF CREDIT IN YOUR FAVOR FOR THE ACCOUNT OF OUR CLIENT:

      RED TRAIL ENERGY, LLC
      3682 HWY 8 S
      RICHARDTON, ND 58652

AVAILABLE AFTER JUNE 7, 2006 BY DRAFTS DRAWN ON FIRST NATIONAL BANK OF OMAHA, GLOBAL BANKING GROUP, 1620 DODGE STREET STOP 1111, OMAHA, NE 68197
PAYABLE AT SIGHT FOR ANY SUM OR SUMS OF MONEY NOT TO EXCEED IN THE AGGREGATE USD137,384.67 UNITED STATES DOLLARS ONE HUNDRED THIRTY SEVEN THOUSAND THREE HUNDRED EIGHTY FOUR AND 67/100).

THIS LETTER OF CREDIT COVERS CAPITAL EXPENDITURES FOR FIRM GAS SERVICE EXTENSION TO SAID CLIENT UNDER YOUR FIRM GAS SERVICE EXTENSION POLICY RATE 120 NOW ON FILE WITH THE NORTH DAKOTA PUBLIC SERVICE COMMISSION, AND AS IT MAY BE AMENDED FROM TIME TO TIME.

ANY DRAFT UNDER THIS LETTER OF CREDIT MUST BE ACCOMPANIED BY YOUR STATEMENT FOR SUCH CAPITAL EXPENDITURES AND A SIGNED STATEMENT BY ONE OF YOUR OFFICERS THAT THE AMOUNT DRAWN REPRESENTS THE AMOUNT OF SUCH CAPITAL EXPENDITURE INCURRED BY YOU IN MAKING SUCH GAS SERVICE EXTENSION THAT REMAINS UNPAID BY SAID CLIENT. EACH DRAFT DRAWN UNDER THIS LETTER OF CREDIT MUST BE MARKED: "DRAWN UNDER FIRST NATIONAL BANK OF OMAHA LETTER OF CREDIT NUMBER STB06200038."

WE HEREBY AGREE TO HONOR EACH DRAFT DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WHEN DULY PRESENTED TOGETHER WITH THE DOCUMENTS HEREIN SPECIFIED, IF DRAWN AND NEGOTIATED ON OR BEFORE DECEMBER 1, 2009.

THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500.

FIRST NATIONAL BANK OF OMAHA

/s/ CHAD GONKA
--------------------------------
AUTHORIZED SIGNATURE

[LOGO]      MONTANA-DAKOTA UTILITIES CO.
            A Division of MDU Resources Group, Inc.
            400 N 4th Street
            Bismarck, ND 58501

                              STATE OF NORTH DAKOTA
                                GAS RATE SCHEDULE

                                                                  NDPSC Volume 7
                                                           Original Sheet No. 62
FIRM GAS SERVICE EXTENSION POLICY RATE 120

The policy of Montana-Dakota Utilities Co. for gas extensions necessary to provide firm sales service to customers is as follows:

(A) General Rules and Regulations Applicable to all Firm Service Extensions

    1. An extension will be constructed without a contribution if the estimated capital expenditure is cost justified as defined in [Paragraph] A.3.

    2. The Company may require customer or developer cost participation if the estimated capital expenditure is not cost justified.

    3. The extension will be considered cost justified if the calculated maximum allowable investment equals or exceeds the estimated capital expenditure using the following formula:

        Maximum Allowable investment =

        Annual Basic Service Charge + (Project Estimated 3rd Year Annual Dk x Distribution Delivery Charge)/LARR

        where: LARR = Levelized Annual Revenue Requirement Factor of 19.954%

    4. Cost of the extension shall include the gas main extension(s), valves, service line(s), any required payments made by the Company to the transmission pipeline company to accommodate the extension(s), and other costs excluding the distribution meter and regulator.

        The service line is that portion of the gas service extending from the gas main to the connection at the house regulator and/or meter.

    5. Where cost participation is required, such extension is subject to execution of the Company's standard agreement for extensions by the customer or the developer and Company.

DATE FILED:  December 13, 2002                               EFFECTIVE DATE:   Service rendered on and after December 12, 2002

ISSUED BY:   Donald R. Ball                                  CASE NO.:         PU-399-02-183
             Director of Regulatory Affairs

[LOGO]  MONTANA-DAKOTA UTILITIES CO.
        A Division of MDU Resources Group, Inc.
        400 N 4th Street
        Bismarck, ND 58501

                              STATE OF NORTH DAKOTA
                                GAS RATE SCHEDULE

                                                                  NDPSC Volume 7
                                                         Original Sheet No. 62.1

FIRM GAS SERVICE EXTENSION POLICY RATE 120

      6. A refund will be made only when there is a reduction in the amount of contribution required within a five-year period from the extension(s) in service date. Interest will be calculated annually by the Company on any refund amounts and shall be equal to the average commercial paper interest rate (A1/P1), not to exceed 12 percent per annum.

            No refund shall be made by Company after the five-year refund period and in no case shall the refund excluding interest, exceed the amount of the contribution.

      7. The Company reserves the right to charge customer the cost associated with providing service to customer if service is not initiated within 12 months of such installation.

(B)   Customer Extensions

      Cost participation for extensions where customers will be immediately available for service is as follows:

      1.    Contribution

            (a) When a contribution is required, the customer(s) shall pay the Company the portion of the capital expenditure not cost justified as determined in accordance with [Paragraph] A.3.

            (b)   The contribution shall be made by:

                  i.    A one-time payment prior to construction, or

                  ii. Payment of 25% of the contribution prior to construction and the balance in no more than twenty-four equal monthly installments. If customer discontinues service within the twenty-four month period, the balance will be due and payable upon discontinuance of service, or

                  iii. Customer may post a bond, irrevocable letter of credit, or a written guarantee commitment in the amount of the required contribution prior to construction. Such bond, issued by a bonding company authorized

DATE FILED:   December 13, 2002                 EFFECTIVE DATE:    Service rendered on and after December 12, 2002

ISSUED BY:    Donald R. Ball
              Director of Regulatory Affairs    CASE NO.:          PU-399-02-183

[LOGO]  MONTANA-DAKOTA UTILITIES CO.
        A Division of MDU Resources Group, Inc.
        400 N 4th Street
        Bismarck, ND 58501

                              STATE OF NORTH DAKOTA
                                GAS RATE SCHEDULE

                                                                  NDPSC Volume 7
                                                         Original Sheet No. 62.2

FIRM GAS SERVICE EXTENSION POLICY RATE 120
                  to do business in the state, letter of credit, or written guarantee commitment, shall be effective for the original five-year term and is subject to approval and acceptance by the Company. If at the end of the original five-year term, a contribution requirement exits in the subject project based on a recalculated maximum expenditure, the surety or guarantor shall reimburse the Company for such recalculated contribution requirement, or

            iv. Customer, upon approval by Company, may finance the amount of the required contribution subject to the following conditions:
                  1) maximum contribution to be financed shall be determined by the Company at its sole discretion, 2) maximum term shall be five years, 3) interest will be charged at the Company's incremental weighted cost of capital.

      (c) Upon completion of construction, the contribution amount will be adjusted to reflect actual costs, and an additional charge may be levied or a refund may be made.

      (d) If within the five-year period from the extension(s) in service date, the number of active customers and related volumes exceeds the third-year projections, the Company shall recompute the contribution requirement by recalculating the maximum allowable investment.

      (e) The recalculated contribution requirement shall be collected from the new applicant(s).

2.    Refund

      (a) The Company will refund to the original contributor(s) the amount required to reduce their contribution to the recalculated contribution requirement. No refunds will be made for amounts less than $25. Customers who have posted a bond, letter of credit, or written guarantee commitment will be notified of any reduction in surety or guarantee requirements.

      (b) No refunds will be made until the new applicants begin taking service from the Company.

DATE FILED:   December 13, 2002                 EFFECTIVE DATE:    Service rendered on and after December 12, 2002

ISSUED BY:    Donald R. Ball
              Director of Regulatory Affairs    CASE NO.:          PU-399-02-183

[LOGO]  MONTANA-DAKOTA UTILITIES CO.
        A Division of MDU Resources Group, Inc.
        400 N 4th Street
        Bismarck. ND 58501

                              STATE OF NORTH DAKOTA
                               GAS RATE SCHEDULE

                                                                  NDPSC Volume 7
                                                         Original Sheet No. 62.3
FIRM GAS SERVICE EXTENSION POLICY Rate 120

            (c) If the addition of new customers will increase the contribution required from existing customer(s), the extension will be considered a new extension and treated separately,

      3.    Incremental Expansion Surcharge

            (a) The Company, in its sole discretion, may offer an Incremental Expansion Surcharge (Surcharge) to a project consisting of 10 or more customers requesting service when the total estimated cost-would otherwise have been prohibitive under the Company's present rates and gas service extension policy. If the Company and customers mutually agree that the project will be funded through a Surcharge, the project will be designated an expansion area and the Surcharge will be applicable to all connections within the expansion area. The contribution requirement to be collected under the Surcharge shall be the amount of the capital expenditure in excess of the Maximum Allowable investment determined -in accordance with [Paragraph] A.3.

                  i. A minimum up-front payment of $100,00 will be collected from each customer who signs an agreement to participate in the expansion

                  ii. For projects that are expected to be recovered within a 5-year period, the Surcharge shall be set at a fixed monthly charge of $5.00 per month plus $1.50 per dk.

                  iii. For projects that are not expected to be recovered within a 5-year period, the Surcharge shall be set at a fixed monthly charge of $5.00 per month plus a commodity charge designed to provide recovery of the contribution requirement in a five-year period.

            (b) The Surcharge shall remain in effect until the net present value of the contribution requirement, calculated using a discount rate equal to the overall rate of return authorized in the last rate case, is collected.

            (c) The Surcharge shall apply to all customers connecting to natural gas service within the expansion area until the contribution requirement is satisfied.

DATE FILED: December 13, 2002                      EFFECTIVE DATE: Service rendered on and after
                                                                   December 12, 2002
ISSUED BY:  Donald R. Ball
            Director of Regulatory Affairs         CASE NO.:       PU-399-02-183

[LOGO]  MONTANA-DAKOTA UTILITIES CO.
        A Division of MDU Resources Group, Inc.
        400 N 4th Street
        Bismarck, ND 58501

                             STATE OF NORTH DAKOTA
                               GAS RATE SCHEDULE

                                                                  NDPSC Volume 7
                                                         Original Sheet No. 62.4

FIRM GAS SERVICE EXTENSION POLICY RATE 120

            (d) The net present value of the Surcharge will be treated as a contribution-in-aid of construction for accounting purposes.

(C)   Developer Extensions

      Cost participation may be required for extensions such as a subdivision or a mobile home court, in which a developer is installing roads, utilizes, etc., before housing is built.

      1.    Contribution

            (a) When a contribution is required, the developer shall pay the Company the portion of the capital expenditure not cost justified as determined in accordance with [Paragraph] A.3.

            (b)   The contribution shall be made by:

                  i.    A one-time payment prior to construction, or

                  ii. Developer may post a bond, irrevocable letter of credit, or a written guarantee commitment in the amount of the required contribution prior to construction. Such bond, issued by a bonding company authorized to do business in the state, letter of credit, or a written guarantee commitment, shall be effective for the original five-year term and is subject to approval and acceptance by the Company- If at the end of the original five-year term, a contribution requirement exists in the subject project based on a recalculated maximum expenditure, the surety shall reimburse the Company for such recalculated contribution requirement, or

                  iii. Customer, upon approval by Company, may finance the amount of the required contribution subject to the following conditions: 1) maximum contribution to be financed shall be determined by the Company at its sole discretion, 2) maximum term shall be five years, 3) interest will be charged at the Company's incremental weighted cost of capital.

DATE FILED: December 13, 2002                      EFFECTIVE DATE: Service rendered on and after
                                                                   December 12, 2002
ISSUED BY:  Donald R. Ball
            Director of Regulatory Affairs         CASE NO.:       PU-399-02-183

[LOGO]  MONTANA-DAKOTA UTILITIES CO.
        A Division of MDU Resources Group, inc.
        400 N 4th Street
        Bismarck, ND 58501

                              STATE OF NORTH DAKOTA
                               GAS RATE SCHEDULE

                                                                  NDPSC Volume 7
                                                         Original Sheet No. 62.5
FIRM GAS SERVICE EXTENSION POLICY RATE 120

            (c) Upon completion of construction, the contribution amount will be adjusted to reflect actual costs, and an additional charge may be levied or a refund may be made.

2.    Refund

            (a) If within the five-year period from the extension(s) in service date, the number of active customers and related volumes exceeds the third-year projections, the Company shall recompute the contribution requirement by recalculating the maximum allowable investment. Such recalculation shall be done annually based upon the anniversary of the extension(s) in service date.

            (b) The Company will refund to the developer the amount required to reduce their contribution to the recalculated contribution requirement. No refunds will be made for amounts less than $25. Developers who have posted a bond, letter of credit, or written guarantee commitment will be notified of any reduction in surety or guaranty requirements.

            (c) If the addition of new customer(s) will increase the contribution required from the developer, the extension will be considered a new extension and treated separately.

DATE FILED: December 13, 2002                      EFFECTIVE DATE: Service rendered on and after
                                                                   December 12, 2002
ISSUED BY:  Donald R. Ball
            Director of Regulatory Affairs         CASE NO.:       FU-399-02-183